SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 20, 2004

(Date of earliest event reported)

Independence Community Bank Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-23229	11-3387931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York	11201

(Address of principal executive offices)	(Zip Code)

(718) 722-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
PRESS RELEASE

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 20, 2004, Independence Community Bank Corp. (“Independence”) issued a press release announcing the allocations of cash and Independence common stock to be paid to shareholders of the Staten Island Bancorp, Inc. (“Staten Island”), which was recently merged into Independence, as the merger consideration in such transaction. A copy of the related press release is attached as Exhibit 99.1 hereto.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release dated April 20, 2004

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.

Date: April 21, 2004	By:	/s/ Frank W. Baier

Frank W. Baier
Executive Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

2